Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 14: COMMITMENTS AND CONTINGENCIES

As of December 31, 2022, the Company was contingently liable for letters of guarantee and letters of credit amounting to $10 (December 31, 2020: $10) issued by various banks in favor of various organizations and the total amount was collateralized by cash deposits, which were included as a component of restricted cash.

Navios Logistics has issued a guarantee and indemnity letter that guarantees the performance by Petrolera San Antonio S.A. (a consolidated subsidiary) of all its obligations to Vitol S.A. up to $12,000. This guarantee expired on March 1, 2023 and expects to be renewed under similar terms and conditions.

On July 22, 2016, Navios Logistics guaranteed the compliance of certain obligations related to Edolmix S.A. and Energías Renovables del Sur S.A. (entities wholly owned by Navios Logistics) under their respective direct user agreements with the Free Zone of Nueva Palmira, for the amounts of $847 and $519, respectively.

In September 2020, Navios Logistics agreed to a settlement regarding a storage and transshipment contract in the grain port terminal for a total amount to be paid to Navios Logistics as a result of the settlement of $4,140, which is collected in three equal installments of $1,380 on June 1, 2021, 2022 and 2023. In June 2021 and 2022, Navios Logistics collected the first installment and second installments. For the year ended December 31, 2020, a gain of $4,102 was included under the caption “Other income” in the consolidated statements of comprehensive income/(loss).

On April 28, 2022, Navios Logistics entered into a five year leasing contract for eight liquid barges to be delivered from the fourth quarter of 2022 through the second quarter of 2023. The lease contract is payable by 60 consecutive monthly payments of $26 each, commencing with the delivery date of the applicable barge. At expiration, Navios Logistics will have the ability to exercise the purchase option of these barges or extend the term of the leasing contract. Please refer to Note 15 “Leases”.

In July 2022, Vale S.A. announced the closing of the sale of its iron ore, manganese ore and logistics assets in the midwestern system to J&F Mineracao Ltda., an entity controlled by J&F Investimentos S.A. The Vale port contract entered into between Corporacion Navios S.A., a company controlled by Navios Logistics, and Vale International S.A. (“Vale”), dated September 27, 2013, remains in full force and effect. Any transfer, novation, or assignment of the Vale port contract or any obligations or rights arising thereunder by Vale is subject to the prior approval of the Navios counterparty.

The Company is involved in various disputes and arbitration proceedings arising in the ordinary course of business. Provisions have been recognized in the financial statements for all such proceedings where the Company believes that a liability may be probable, and for which the amounts can be reasonably estimated, based upon facts known on the date the financial statements were prepared. Although the Company cannot predict with certainty the ultimate resolutions of these matters, in the opinion of management, the ultimate disposition of these matters is not expected to have a material adverse effect on the Company’s financial position, results of operations or liquidity.